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                                                                    EXHIBIT 10.2



                           SMITH INTERNATIONAL, INC.

                             1982 STOCK OPTION PLAN

         1.      Purpose of the Plan.

         The purpose of this Plan is to advance the interests of the Company and its shareholders by strengthening the ability of the Company to attract and maintain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors and valued employees of the Company upon whose judgment, initiative and efforts the successful conduct and development of the business of the Company largely depends.

         2.      Definitions.

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

         "Board of Directors" shall mean the Board of Directors of the Company.

         "Cash Award" shall mean a cash award grated pursuant to Section 7 of the Plan.

         "Committee" shall mean the Compensation and Benefits Committee of the Board of Directors, unless the Board of Directors appoints another committee to administer the Pan.

         "Common Stock" shall mean the common shares, without par value, of the Company and any class of common shares into which such common shares may hereafter be converted.

         "Company" shall mean Smith International, Inc.

         "Director" shall mean a member of the Board of Directors.

         "Disinterested Person" shall have the meaning assigned to that term under the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         "Eligible Person" shall mean a person eligible to receive an incentive Award.

         "Employee" shall mean any employee of the Company, or of any of its present or future parent or subsidiary corporations, or a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an Option in a transaction to which Section 425(a) of the Internal Revenue Code applies, whether such Employee is so employed at the time this Plan is adopted or becomes so employed subsequent to adoption of this Plan.





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         "Fair Market Value" shall mean the average of the high and low prices of a Share of Common Stock on the New York Stock Exchange on the date as of which fair market value is to be determined, or if no such sales were made on such date, the closing price of such shares on the New York Stock Exchange on the next preceding date on which there were such sales; provided, however, that the Committee may utilize such other listing or reporting services that in its judgment provide an accurate index of the fair market value of the Common Stock.

         "Holder" shall mean a person holding a Incentive Award.

         "Incentive Award" shall mean an Option, Stock Appreciation Right or Cash Award granted under the plan.

         "Incentive Stock Option" shall mean an option as defined under Section 422A of the Internal Revenue Code and regulations thereunder, including an Incentive Stock Option granted pursuant to Section 9 of the Plan.

         "Nonstatutory Stock Option" shall mean all Options other then Incentive Stock Options granted pursuant to Section 8 of the Plan.

         "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option.

         "Optionee" shall mean any person holding an Option granted under the Plan.

         "Parent corporation" and "subsidiary corporation" shall have the meanings assigned to them in Sections 425(e) and 425(f) of the Internal Revenue Code.

         "Plan" shall mean the Smith International, Inc. 1982 Stock Option Plan as set forth herein, as the same may be amended from time to time.

         "Stock Appreciation Right" shall mean a right granted Pursuant to
         Section 10 or Section 11 of the Plan to receive a number of shares of Common Stock or, in the discretion of the Committee, an amount of cash or a combination of shares and cash based on the increase in the Fair Market Value of the shares subject to the right.

         3.      Shares of Common Stock Subject to the Plan.

         (a) Subject to the provisions of Section 3(c) and Section 12 of the Plan, the aggregate number of Shares of Common Stock that may be issued or transferred or as to which Stock Appreciation rights may be exercised pursuant to Incentive Awards under the Plan shall not exceed 1,000,000.

         (b) The shares to be delivered under the Plan shall be made available, at the discretion of the Board of Directors or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.





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         (c)     If any shares of Common Stock subject to an Option are not issued or transferred and cease to be issuable or transferable for any reason, the shares not so issued or transferred shall no longer be charged against the limitation provided for in Section 3(a) and may again be made subject to Incentive Awards. However, shares as to which an Option has been surrendered in connection with the exercise of a related Stock Appreciation Right shall not again be available for the grant of any further Incentive Awards. If a Stock Appreciation Right not related to an Option expires or terminates without having been exercised, then the number of shares of Common Stock with respect to which the unexercised portion of such Stock Appreciation Right was granted shall no longer be charged against the limitation provided for in Section 3(a) and may again be made subject to Incentive Awards.

         4.      Administration of the Plan.

         (a) The Plan shall be administered by the Committee, which shall consist of three or more persons (i) who are not eligible to receive Incentive Awards under the Plan, (ii) who have not been eligible, at any time within one year prior to appointment to the Committee, for selection as persons to whom Incentive Awards may be granted pursuant to the Plan or to whom shares may be allocated or stock options or stock appreciation rights may be granted pursuant to any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock appreciation rights or options of the Company or any of its affiliates and (iii) who are Disinterested Persons. All members of the Committee shall be Disinterested Persons. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled only by the Board of Directors.

         (b) The Committee Shall have and may exercise such powers and authority of the Board of Directors as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan, and any references in the Plan to any specific power or authority of the Committee shall not derogate from the foregoing. The Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Incentive Awards my be granted and the number of shares subject to each Incentive Award. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Award agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties.

         (c) No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith by the Board of Directors or the Committee with respect to the Plan or any Incentive Award thereunder.

         5.      Eligibility.

         (a) All full-time salaried Employees who are engaged in performing management, supervisory, sales, scientific or engineering services or who have been determined





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by the Committee to be key Employees and persons who are Directors who have been determined by the Committee to be Eligible Persons are eligible to receive Incentive Awards under the Plan. The Committee may at any time determine that a Director is no longer eligible to receive future Incentive Awards under the Plan. Directors of the Company who are not Employees may receive only Incentive Awards other than Incentive Stock Options. The Committee shall have authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Incentive Awards, the type of Incentive Award to be granted, and the number of shares of Common Stock or the amount of cash subject to each Incentive Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion shall deem relevant.

         (b) An Eligible Person who has been granted an Incentive Award may, if he is otherwise eligible, be granted an additional Incentive Award.

         (c) Notwithstanding the foregoing, no person shall be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation unless at the time such Option is granted the Option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. For purposes of this subparagraph (c), a person shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

         6.      Forms of Incentive Awards.

Incentive Awards may be granted in the following forms:

         (a)     Cash Award in accordance with Section 7 of the Plan;

         (b)     Nonstatutory Stock Option in accordance with Section 8 of the
         Plan;

         (c)     Incentive Stock Option in accordance with Section 9 of the
         Plan;

         (d) Stock Appreciation Right related to an Option in accordance with Section 10 of the Plan;

         (e) Stock Appreciation Right not related to an Option in accordance with Section 11 of the Plan, or

         (f)     Any combination of the foregoing.





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         7.      Cash Award.

         At the time an Optionee exercises an Option or sells shares of Common Stock received upon the exercise of an Option or any other option granted by the Company prior to the effective date of this Plan the Committee may grant a Cash Award to the Optionee in such amount as the Committee may determine. In no event may a Cash Award exceed the difference between the option price and the fair market value of the shares on the date of exercise. The Committee may make such a determination at the time such option is granted or is exercised or at the time such shares are sold.. The Cash Award may be subject to any condition imposed by the Committee, including a reservation of the right to revoke a Cash Award at any time before it is paid.

         8.      Nonstatutory Stock Options.

         The Committee may at any time and from time to time approve the grant by the Company of Nonstatutory Stock Options to Eligible Persons to purchase shares of Common Stock of the Company, and determine the specific Eligible Persons to whom such Options may be granted, the number of shares subject to each Option, the terms and provisions of the Option agreement, and the time or times at which such Options may be exercised, subject to the following terms and conditions:

         (a) The date of grant shall be the date the Committee takes the necessary action to approve the grant; provided, however, that if the minutes or appropriate resolutions of the Committee provide that an option is to be granted as of a date in the future, the date of grant shall be such future date. In any event the intended Optionee must be an Eligible Person on the date of grant.

         (b) The purchase price of Common Stock under each Nonstatutory Stock Option shall be determined by the Committee, and may be more or less than the Fair Market Value of the Common Stock on the date the Option is granted.

         (c) No Nonstatutory Stock Option may be exercised after ten years from the date the Option is granted.

         (d) Upon the exercise of a Nonstatutory Stock Option, the purchase price shall be payable in full in cash or its equivalent acceptable to the Company. In the discretion of the Committee, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the Option exercise price. Any shares assigned and delivered to the Company in payment or partial payment of the purchase price shall be valued at their Fair Market Value on the exercise date.

         (e) No fractional shares shall be issued pursuant to the exercise of a Nonstatutory Stock Option, nor shall any cash payment be made in lieu thereof.





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         (f)     A Nonstatutory Stock Option shall not be assignable or
transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee.

         (g) No person shall have the rights and privileges of a shareholder with respect to shares subject to or purchased under a Nonstatutory Stock Option until the date appearing on the stock certificate issued upon the exercise of the Option.

         (h) To the extent that a Nonstatutory Stock Option is exercised, any related Stock Appreciation Right shall be proportionately reduced by a number of shares equal to the number of shares with respect to which the Optionee exercised.

         (i) Each Nonstatutory Stock Option shall be evidenced by a written agreement and may, but need not, include any other terms and conditions not inconsistent with the Plan as the Committee may approve.

         9.      Incentive Stock Option.

         The Committee may at any time and from time to time approve the grant by the Company of Incentive Stock Options to Eligible Persons other than Directors who are not Employees to purchase shares of Common Stock of the Company, and determine the specific Eligible Persons to whom such Options may be granted, the number of shares subject to each Option, the terms and provisions of the Option agreements, and the time or times at which such Options may be exercised, subject to the following terms and conditions:

         (a) The date of grant shall be the date on which the Committee takes the necessary action to approve the grant; provided, however, that if the minutes or appropriate resolutions of the Committee provide that an Option is to be granted as of a date in the future, the date of grant shall be such future date. In any event, the intended Optionee must be an Eligible Person on the date of grant.

         (b) The purchase price of Common Stock under an Incentive Stock Option shall be at least equal to the Fair Market Value of the Common Stock on the date the Option is granted.

         (c) No Incentive Stock Option may be exercised after ten years from the date the Option is granted.

         (d) Upon the exercise of an Incentive Stock Option, the purchase price shall be payable in full in cash or in equivalent acceptable to the Company. In the discretion of the Committee, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the Option exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price shall be valued at their Fair Market Value on the exercise date.

         (e) The Fair Market Value (determined at the time the Incentive Stock Option is





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granted) of the shares of Common Stock for which any Employee may be granted options in any calendar year (including options under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000 plus any unused limit carryover to such year as determined under Section 422A(c)(7) of the Internal Revenue Code.

         (f) An Incentive Stock Option may not be exercised while there is "outstanding" within the "meaning" of Section 422A(c)(7) of the Internal Revenue Code any Incentive Stock Option that was granted before the granting of such Option to such Optionee to purchase stock in the Company or in a corporation that is a parent or subsidiary corporation, or in a predecessor corporation of any such corporation.

         (g) No fractional shares shall be issued pursuant to the exercise of an Incentive Stock Option nor shall any cash payment be made in lieu thereof.

         (h) An Incentive Stock Option shall not be assignable or transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

         (i) No person shall have the rights and privileges of a shareholder with respect to shares subject to or purchased under an Incentive Stock Option until the date appearing on the stock certificate issued upon the exercise of the Option.

         (j) To the extent an Incentive Stock Option is exercised, any related Stock Appreciation Right shall be proportionately redeemed by a number of shares equal to the shares with respect to which the Option is exercised.

         (k) Each Incentive Stock Option shall be evidenced by a written instrument and may, but need not, include such other terms and conditions not inconsistent with the Plan as the Committee may approve.

         (l) The Board of Directors or the Committee may make any amendments to the Smith International, Inc. 1971 Stock Option Plan and outstanding options thereunder in order to qualify said plan and any or all options granted under said plan under Section 422A of the Internal Revenue Code and other applicable provisions of the Code and regulations thereunder relating to Incentive Stock Options.

         10.     Stock Appreciation Rights Related to Options.

         The Committee may at any time and from time to time approve the grant by the Company of Stock Appreciation Rights to Eligible Persons that are related to Nonstatutory Stock Options or Incentive Stock Options and determine the specific Eligible Persons to whom Stock Appreciation Rights may be granted, the terms and provisions of the Stock Appreciation Rights agreements, and the time or times at which such Stock Appreciation Rights may be exercised, subject to the following terms and conditions:

         (a) The date of grant shall be the date the Committee takes the necessary action to approve the grant; provided however, that, if the minutes or appropriate resolutions of the





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Committee provide that a Stock Appreciation Right is to be granted as of a date in the future, the date of grant shall be such future date. In any event, the intended Optionee must be an Eligible Person on the date of grant.

         (b) A Stock Appreciation Right may be granted in connection with an Incentive Stock Option or a Nonstatutory Stock Option either at the time of the grant of such Option or at any time thereafter during the term of the Option.

         (c) A Stock Appreciation Right shall entitle the Holder of the related Option upon exercise of the Stock Appreciation Right, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 10(e). Such Option shall, to the extent so surrendered, thereupon cease to be exercisable.

         (d) Subject to Section 10(g), a Stock Appreciation Right granted hereunder shall be exercisable at such time or times, and only to the extent that a related Option is exercisable, and shall not be transferable except to the extent that such related Option may be transferable. The Stock Appreciation Right shall be exercisable only by the Holder thereof or by such other person entitled to exercise the related Option in the event of the death of the Holder.

         (e) Upon the exercise of a Stock Appreciation Right, the Holder thereof shall be entitled to receive payment of an amount determined by multiplying:

              (i) The difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

             (ii) The number of shares with respect to which such Stock Appreciation Right shall have been exercised.

In no event shall the Holder receive with respect to a Stock Appreciation Right an amount greater than 200% of the Fair Market Value (or such lesser percentage as the Committee may determine at the time of grant) of a share of Common Stock on the date the Stock Appreciation Right is granted times the number of shares with respect to which such Stock Appreciation Right is exercised. The Committee may (but need not) limit the percentage of Fair Market Value of a share of Common Stock by which a Stock Appreciation Right may increase in any year.

         (f) Payment of the amount determined under Section 10(e) may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares as the Committee deems advisable. In the event that the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, then payment for the fractional share shall be made in cash.





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         (g)     The Committee may impose such conditions on the exercise of a
Stock Appreciation Right as may be required to satisfy the requirements of Rule l6b-3 under the Securities Exchange Act of 1934 (or any other comparable provisions in effect at the time or times in question). Without limiting the generality of the foregoing, the Committee may determine that a Stock Appreciation Right may be exercised only during the period beginning on the third business day and ending on the twelfth business day following the publication of the Company's quarterly and annual summarized financial data. Such publication shall be deemed to occur when the data first appears on a wire service, in a financial news service or in a newspaper of general circulation. The Company may provide written notification to the Holder of a Stock Appreciation Right specifying the date on which such financial data was published.

         (h) No Stock Appreciation Right or related Option granted to an officer or Director of the Company may be exercised prior to six months after the date of grant except in the event death or disability of the officer or Director occurs prior to the expiration of the six-month period.

         (i) Each Stock Appreciation Right shall be evidenced by a written instrument and may, but need not, include any other terms and conditions not inconsistent with the Plan as the Committee may approve.

         11.     Stock Appreciation Rights Unrelated to Options.

         The Committee may at any time and from time to time approve the grant by the Company to Eligible Persons of Stock Appreciation Rights that are unrelated to Options, and determine the specific Eligible Persons to whom such Stock Appreciation Rights may be granted, the terms and provisions of the Stock Appreciation Rights agreements, and the time or times at which such Stock Appreciation Rights may be exercised, subject to the following terms and conditions:

         (a) The date of grant shall be the date the Committee takes the necessary action to approve the grant; provided, however that if the minutes or appropriate resolutions of the Committee provide that a Stock Appreciation Right is to be granted as of a date in the future, the date of grant shall be such future date. In any event, the intended Eligible Person must be an Eligible Person on the date of grant.

         (b) A Stock Appreciation Right shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

                 (i) The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

                 (ii) The number of shares with respect to which such Stock Appreciation Right shall have been exercised.





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         In no event shall the Holder receive with respect to a Stock
Appreciation Right an amount greater than 200% of the Fair Market Value (or such lesser percentage as the Committee may determine at the time of grant) of a share of Common Stock on the date the Stock Appreciation Right is granted times the number of shares with respect to which such Stock Appreciation Right is exercised. The Committee may (but need not) limit the percentage of Fair Market Value of a share of Common Stock by which a Stock Appreciation Right may increase in any year.

         (c) Payment of the amount determined under Section 11(b) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or in such combination of cash and such whole shares as the Committee deems advisable. In the event that the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, then payment for the fractional share shall be made in cash.

         (d) The Committee may impose such conditions on the exercise of a Stock Appreciation Right granted hereunder as may be required to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (or any other comparable provisions in effect at the time or times in question). Without limiting the generality of the foregoing, the Committee may determine that a Stock Appreciation Right may be exercised only during the period beginning on the third business day and ending on the twelfth business day following the date of publication of the Company's quarterly and annual
summarized financial data.   Such publication shall be deemed to occur when the
data first appears on the wire service, in a financial news service or in a newspaper of general circulation. The Company may provide written notification to the Holder of a Stock Appreciation Right specifying the date on which such financial data was published.

         (e) No Stock Appreciation Right granted to an officer or Director of the Company may be exercised prior to six months after the date of grant except in the event death or disability of the officer or Director occurs prior to the expiration of said six-month period.

         (f) A Stock Appreciation Right shall not be assignable or transferable by the Holder otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Holder only by the Holder.

         (g) Each Stock Appreciation Right hereunder shall be evidenced by a written instrument, and may, but need not, include any other terms and condition not inconsistent with the Plan as the Committee may approve.

         12.     Adjustment Provisions.

         (a) Subject to Section 12(b), if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization,





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recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in
(i) the maximum number and kind of shares provided in Section 3 of the Plan,
(ii) the number and kind of shares or other securities subject to the then outstanding Options and Stock Appreciation Rights, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options and the value of any then outstanding Stock Appreciation Rights without change in the aggregate purchase price or value as to which such Options or Stock Appreciation Rights remain exercisable.

         (b) Notwithstanding the provisions of section 12(a) to the contrary, upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company, all Options and Stock Appreciation Rights then outstanding under the Plan shall be fully vested and exercisable unless provisions are made in connection with such transaction for the continuance of the Plan and the assumption or the substitution for such Incentive Awards of new options or stock appreciation rights covering the stock of a successor employer corporation, or a parent or subsidiary thereof; with appropriate adjustments as to the number and kind of shares and prices.

         (c) Adjustments under Sections 12(a) and 12(b) shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustment.

         (d) In the event of a pending or threatened takeover bid or tender offer for 25% or more of the outstanding securities of the Company, whether or not deemed a tender offer under applicable state or federal laws, or in the event that any person makes any filing under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934 with respect to the Company, the Committee may in its sole discretion, without obtaining shareholder approval, at the time of any one of the foregoing events or at any time thereafter, take one or more of the following actions to the extent permitted by Section 14 of this Plan with respect to all Eligible Persons and Holders:

                 (i) Accelerate the exercise dates of any outstanding Stock Appreciation Right or Option, or make all such Stock Appreciation Rights or Options fully vested and exercisable;

                 (ii) Grant a Cash Award to any of the Holders of outstanding Stock Appreciation Rights or Options;

                 (iii) Grant Stock Appreciation Rights to Holders of outstanding Options;

                 (iv) Pay cash to any or all Holders in exchange for the cancellation of their outstanding Stock Appreciation Rights and Options;





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                 (v)      Grant new Incentive Awards to any Eligible Person;

                 (vi) Make any other adjustments or amendments to the Plan and outstanding Stock Appreciation Rights and Options and substitute new Incentive Awards for outstanding Stock Appreciation Rights and Options;

                 (vii) Take any of the foregoing actions with respect to options outstanding under the Smith International, Inc 1971 Stock Option Plan.

         13.     General Provisions.

         (a) With respect to any shares of Common Stock issued or transferred under any provisions of the Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee may direct.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Holder any right to continue in the employ of the Company or any of its subsidiaries or affect the right of the Company to terminate the employment of any Holder at any time with or without cause.

         (c) No shares of Common Stock shall be issued or transferred pursuant to an Incentive Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, shall have been full met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Holder to take any reasonable action to meet such requirements.

         (d) No Holder (individually or as a member of a group) and no beneficiary or other person claiming under or through such Holder shall have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Holder.

         (e) The Company may make such provisions as it deems appropriate for the withholding of any taxes that the Company or any subsidiary corporation determines it is required to withhold in connection with any Incentive Award.

         (f) No Incentive Award and no right under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Company may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of the death of the Holder of such Incentive Award and except, also, that if such beneficiary is the elector or administrator of the estate of the Holder of such Incentive Award, then any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award or, in the case of intestacy, under the laws relating to intestacy.

         (g) Nothing in the Plan is intended to be a substitute for, or to preclude or limit any other plan, practice or arrangement for the payment of compensation or benefits to employees generally, or to any class or group of employees, or to the Directors that the Company now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

         (h) The Company may make a loan or guarantee a loan to an Optionee (including an Optionee who is an officer or Director of the Company or any subsidiary corporation of the Company) in connection with the exercise of a Option in an amount not to exceed the aggregate exercise price of the Option being exercised and any federal and state taxes payable in connection with such exercise for the purpose of assisting such Optionee to exercise such Option. The Company may also make a loan or guarantee a loan to an optionee (including an optionee who is an officer or Director of the Company or any subsidiary corporation of the Company) in connection with the exercise of an option granted under the Smith International, Inc. 1971 Stock Option Plan in an amount not to exceed the aggregate exercise price of the option being exercised and any federal and state taxes payable in connection with such exercise for the purpose of assisting such optionee to exercise such option. Any such loan or guarantee may be secured by shares of Common Stock or other collateral deemed adequate by the Committee and shall comply in all respects with all applicable laws and regulations. The Board of Directors and the Committee may adopt policies regarding eligibility for such loans and guarantees, the maximum amounts thereof and any terms and conditions not specified in the Plan upon which such loans will be made and guarantees extended.

         14.     Amendment and Termination.

         (a) The Board of Directors shall have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment shall, without approval of the shareholders of the Company, except as provided in Section 12 of the Plan:

                 (i) Change the class of persons eligible to receive Incentive Awards under the Plan,

                 (ii) Materially increase the benefits accruing to Eligible Persons under the Plan;

                 (iii) Increase the number of shares of Common Stock subject to the Plan, or

                 (iv) Transfer the administration of the Plan to any person who is not a Disinterested Person.

         (b) The Committee may, with the consent of a Holder, make such modifications in the terms and conditions of a Option or a Stock Appreciation Right as it deems advisable.

         (c) No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter, terminate, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

         (d) No amendment to the Plan shall be made that would permit the granting of Incentive Awards to members of the Committee.

         (e) A Stock Appreciation Right or an Option held by a person who was an Employee at the time such Right or Option was granted shall terminate if and when the Holder ceases to be a Employee, except as follows:

                 (i) If the employment of an Employee is terminated for cause, for which the Company shall be the sole judge, or if the Employee voluntarily resigns, all of the Stock Appreciation Rights and
         Options of the Employee shall expire immediately.   Retirement with
         the consent of the Company shall not be deemed a voluntary resignation for purposes of this subparagraph (i).

                 (ii) If the employment of a Employee is terminated by the Company other then for cause, for which the Company shall be the sole judge, then the Stock Appreciation Rights and Options shall expire one year thereafter unless by their terms they expire sooner. During said period, the Stock Appreciation Rights and Options may be exercised in accordance with their terms, but only to the extent exercisable on the date of termination of employment.

                 (iii) If the Employee retires at normal retirement age or retires with the consent of the Company at an earlier date, the Stock Appreciation Rights and Options of the Employee shall expire three years thereafter unless by their terms expire sooner. During said period, the Stock Appreciation Rights and Options my be exercised in accordance with their terms, but only to the extent exercisable on the date of retirement.

                 (iv) If an Employee dies or becomes permanently and totally disabled while employed by the Company or a parent or subsidiary corporation, the Stock Appreciation Rights and Options of the Employee shall expire three years after the date of death or permanent and total disability unless by their terms they expire sooner. If the Employee dies or becomes permanently and totally disabled within the one year period referred to in subparagraph (ii) above, the Stock Appreciation Rights and Options shall expire one year after the date of death or permanent and total disability, unless by their terms they expire sooner. If the Employee dies or becomes permanently and totally disabled within the three year period referred to in subparagraph (iii) above, the Stock Appreciation Rights and Options shall expire upon the later of three years after retirement or one year after the date of death or permanent and total disability, unless by their terms they expire sooner. During said periods the Stock Appreciation Rights and Options may be exercised by the Employee, or in the event of the death of the Employee the Stock Appreciation Rights and Options may be exercised by the Employee's designated beneficiary, personal representative or the persons to whom his rights under the Stock Appreciation Rights and Options have passed by will or the laws of descent and distribution, in accordance with their terms, but only to the extent exercisable on the date of retirement or termination of employment.

                 (v) Notwithstanding the above, a Stock Appreciation Right or Option may not be exercised after the expiration of ten years from the date the Stock Appreciation Right or Option is granted.

         (f) A Stock Appreciation Right or an Option held by a Director who was a Director but not an Employee on the date the Stock Appreciation Right or Option was granted shall terminate three years after such Director ceases for any reason whatever to be a Director, unless by its terms it expires sooner.
If the former Director dies or becomes permanently and totally disabled within the three year period referred to in the prior sentence, then the Stock Appreciation Right or Option shall expire on the later of three years after the former Director ceased to be a Director or one year after the date of death or permanent and total disability, unless by its terms it expires sooner. During said three year and one year periods such Stock Appreciation Rights and Options may be exercised by the former Director, or in the event of the death of the former Director, the Stock Appreciation Rights and Options may be exercised by the former Director's designated beneficiary, personal representatives or the persons to whom his rights under the Stock Appreciation Rights and Options have passed by will or the laws of descent and distribution, in accordance with their terms, but only to the extent they were exercisable on the date the former Director ceased to be a Director.

         (g) The Committee may in a particular case provide for earlier termination or expiration periods for any Stock Appreciation Right or Option but may not extend any of the periods provided for in this section.

         (h) The Committee may in its sole discretion determine, with respect to a Stock Appreciation Right or Option, that any Holder who is on leave of absence for any reason will be considered as still in the employ of the Company, provided that the Stock Appreciation Right or Option shall be exercisable during a leave of absence only as to the amount or number of shares with respect to which it was exercisable at the commencement of such leave of absence.

         15.     Effective Date of Plan and Duration of Plan.

         This Plan shall become effective upon adoption by the Board of Directors of the Company (February 19,1982) and incentive Awards may be made under the Plan at any time thereafter; provided, however, that no shares of Common Stock may be issued under the Plan, no Stock Appreciation Rights granted under the Plan may be exercised and no Cash Award may be paid prior to completion of the following: (a) the approval of the Plan by shareholders owning a majority of the outstanding shares of Common Stock of the Company, with the votes of Directors and officers who are shareholders not being counted for the purpose of determining a majority, (b) the registration of the Plan and securities to be issued in connection therewith under the Securities Act of 1933, and (c) the listing of the shares of Common Stock reserved for issuance under the Plan on the New York Stock Exchange, Inc.

and the Pacific Stock Exchange, Inc. Unless previously terminated by the Board of Directors, the Plan shall terminate at the close of business on June 30, 1987, and no Incentive Award may be granted under the Plan thereafter, but such termination shall not affect any Incentive Award issued or granted on or prior to said date.